UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

TradeUP Global Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40368	98-1584130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue, 27th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(732) 910-9692

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	TUGCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	TUGC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TUGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Reason for this Amendment

This Amendment No. 1 on Form 8-K (the “Amendment”) amends the audited balance sheet as of May 3, 2021 (the “Original Report”) of TradeUP Global Corporation (the “Company”), as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2021 to restate the financial statements as of May 3, 2021 included in the Original Report (the “Original Financial Statements”).

Restatement Background

The Company has re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable ordinary shares, $0.0001 par value (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on May 3, 2021. Historically, a portion of the Public Shares was classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association (the “Charter”). Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of all of the Public Shares as temporary equity regardless of the net tangible assets redemption limitation contained in the Charter. This has resulted in a restatement of the initial carrying value of the Public Shares subject to possible redemption, with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and shares of Public Shares.

As a result, the Company’s management, together with the Audit Committee, determined on December 27, 2021, that the Company’s financial statements, related footnotes, and other financial data as of May 3, 2021 included in the Original Report should be restated in the Form 8-K/A as a result of this error.

The financial information that has been previously filed or otherwise reported for this period is superseded by the information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Report should no longer be relied upon. On December 27, 2021, the Company filed a report on Form 8-K disclosing the non-reliance on the financial statements included in the Original Report.

Items Amended in this Form 8-K/A

This Form 8-K/A presents the Original Report, amended and restated with modifications as necessary to reflect the restatements. The following items have been amended to reflect the restatement:

Exhibit 99.1 Audited Balance Sheet

The audited balance sheet does not amend, update or change any other items or disclosures in the Original Report and does not purport to reflect any information or events subsequent to the filing thereof. As such, the audited balance sheet speaks only as of the date the Original Report was filed, and we have not undertaken herein to amend, supplement or update any information contained in the Original Report to give effect to any subsequent events. Accordingly, the audited balance sheet should be read in conjunction with our filings made with the SEC subsequent to the filing of the Original Report, including any amendment to those filings.

Item 8.01	Other Events.

On May 3, 2021, TradeUP Global Corporation (the "Company") consummated an initial public offering (the "IPO") of 4,000,000 units (the "Units"). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the "Class A Ordinary Shares"), and one-half of one redeemable warrant (the "Public Warrants"), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000. Substantially concurrently with the closing of the IPO, the Company completed the private sale (the "Private Placement") of 215,000 Class A Ordinary Shares (the "Private Placement Shares") to the Company's sponsor, TradeUP Global Sponsor LLC, at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $2,150,000. The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $40,000,000 in the aggregate, were placed in a trust account established for the benefit of the Company's public shareholders and the underwriters of the IPO with Wilmington Trust, National Association acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund income taxes payable and up to $50,000 of interest to pay dissolution expenses, or upon the redemption by public shareholders of Class A ordinary shares in connection with certain amendments to the Company's amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of the completion of the Company's initial business combination or the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO.

An audited balance sheet as of May 3, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Global Corporation

	By:	/s/ Jianwei Li
	Name:	Jianwei Li
	Title:	Chairman and Co-Chief Executive Officer

Date: December 28, 2021